================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: January 17, 2005

                         The South Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          South Carolina              0-15083              57-0824914
   ----------------------------     -----------      ---------------------
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)     Identification Number)

    102 South Main Street, Greenville, South Carolina            29601
    -------------------------------------------------          ----------
        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02.   Results of Operations and Financial Condition.

        On January 17, 2005, The South Financial Group, Inc. ("TSFG") issued a press release (the "Press Release") announcing its results of operations for the quarter and year ended December 31, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 2.06.   Material Impairments.

        TSFG currently holds 1,200,750 shares of various series of perpetual preferred stock of the Federal National Mortgage Association ("Fannie Mae") and 260,000 shares of various series of perpetual preferred stock of the Federal Home Loan Mortgage Corporation ("Freddie Mac"). The Fannie Mae and Freddie Mac preferred stock is collectively referred to herein as the "Preferred Stock." Prior to the actions described in this paragraph, TSFG had a book value in the Preferred Stock of $72.4 million. At December 31, 2004, the Preferred Stock had a current market value of $62.0 million. On January 14, 2005, the Chief Financial Officer of TSFG determined that the Preferred Stock was impaired and wrote down the value of the Preferred Stock to $62.0 million, which resulted in a charge of $10.4 million.

        In connection with the preparation of its 2004 financial statements, TSFG assessed whether the impairment of the Preferred Stock was "other than temporary" in accordance with Generally Accepted Accounting Principles. The Company's assessment considered the duration and severity of the unrealized loss, the financial condition and near term prospects of the issuers, and the Company's intent and ability to hold the investments to allow for a recovery in market value in a reasonable period of time. Based on this assessment, the Company concluded that the impairment was other than temporary and recorded an impairment charge of $10.4 million to reflect the investments at their fair values.

        This $10.4 million impairment is a non-cash charge and will not result in future cash expenditures. The value of the Preferred Stock will be periodically re-assessed in accordance with Generally Accepted Accounting Principles.

Item 9.01.   Financial Statements and Exhibits .

Exhibit No.      Description
-----------      ------------------------------------
99.1             Press Release dated January 17, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE SOUTH FINANCIAL GROUP, INC.

January 18, 2005                                By: /w/ William P. Crawford, Jr.
                                                    ----------------------------
                                                    William P. Crawford, Jr.
                                                    Executive Vice President and
                                                    General Counsel

                                        3